Virtus Alternative Solutions Trust

Supplement dated October 29, 2018 to the Statutory Prospectus dated February 28, 2018, as supplemented

Important Notice to Investors

Effective January 1, 2019, certain disclosure regarding Class C Shares will be revised as described below.

In the section “Sales Charges” under the heading “What arrangement is best for you?” on page 39 of the Statutory Prospectus, the paragraph describing Class C Shares will be replaced with the following:

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See Deferred Sales Charge Alternative—Class C Shares below.) Class C Shares have higher distribution and services fees (1.00%) and pay lower dividends than Class A Shares. Effective January 1, 2019, with certain exceptions, Class C Shares will convert to Class A Shares after 10 years, thus reducing future annual expenses.

In the section “Sales Charges” under the heading “Deferred Sales Charge Alternative – Class C Shares” on page 41 of the Statutory Prospectus, the current disclosure will be replaced with the following:

Class C Shares are purchased without an initial sales charge; however, shares sold within one year of purchase are subject to a CDSC of 1.00%. The sales charge will be multiplied by the then-current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in NAV or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest. The date of purchase will be used to calculate the number of shares owned and time period held.

Effective January 1, 2019, with certain exceptions, Class C Shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A Shares after 10 years. However, for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C Shares to Class A Shares shall not apply to shares held through intermediaries or recordkeepers that do not track the length of time that a participant has held such shares or that are not otherwise able to operationally support the automatic conversion feature.

In addition, certain Class C Shares may be exchangeable in advance of the 10 year anniversary. If you hold your shares through a financial intermediary or recordkeeper, please contact your financial intermediary or recordkeeper for additional information. Class C Shares that have been held directly with the fund, and not through a financial intermediary, for fewer than 10 years may be exchanged for Class A Shares at the fund’s or transfer agent’s discretion if (i) the Class C Shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such Class C Shares.

All conversions and exchanges from Class C Shares to Class A Shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. Automatic conversions of Class C shares to Class A shares will generally be processed monthly on or about the 10th day of the month, although for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to determine the timing of the conversions. As of the date of this Prospectus, conversions and exchanges from Class C Shares to Class A Shares of the same fund are not expected to be considered taxable events for Federal income tax purposes. Shareholders should consult their tax advisors regarding their own tax considerations.

Investors should retain this supplement with the Statutory Prospectus for future reference.

VAST 8034 ClassCAutoConv (10/2018)

Virtus Alternative Solutions Trust

Supplement dated October 29, 2018 to the Statement of Additional Information (“SAI”)

dated February 28, 2018, as supplemented

Important Notice to Investors

Effective January 1, 2019, certain disclosure describing Class C Shares will be revised as described below.

In the section “Purchase, Redemption and Pricing of Shares” under the heading “Alternative Purchase Arrangements” beginning on page 93 of the SAI, the last sentence of the second paragraph describing Class C Shares will be removed and the following disclosure added:

Effective January 1, 2019, with certain exceptions, Class C Shares, and any reinvested dividends and other distributions paid on such shares (on a prorated basis), will automatically convert to Class A Shares after 10 years. However, for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C Shares to Class A Shares shall not apply to shares held through intermediaries or recordkeepers that do not track the length of time that a participant has held such shares or that are not otherwise able to operationally support the automatic conversion feature.

In addition, certain Class C Shares may be exchangeable in advance of the 10 year anniversary. If you hold your shares through a financial intermediary or recordkeeper, please contact your financial intermediary or recordkeeper for additional information. Class C Shares that have been held directly with the Fund, and not through a financial intermediary, for fewer than 10 years may be exchanged at the Fund’s or Transfer Agent’s discretion for Class A Shares if (i) the Class C Shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such Class C Shares.

All conversions and exchanges from Class C Shares to Class A Shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. Automatic conversions of Class C shares to Class A shares will generally be processed monthly on or about the 10th day of the month, although for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to determine the timing of the conversions. As of the date of this SAI, conversions and exchanges from Class C Shares to Class A Shares of the same Fund are not expected to be considered taxable events for Federal income tax purposes. Shareholders should consult their tax advisors regarding their own tax considerations.

Investors should retain this supplement with the SAI for future reference.

VAST 8034B SAI ClassCAutoConv (10/2018)